Description of Business and Significant Accounting Policies	12 Months Ended
Apr. 30, 2012
Notes to Financial Statements
Description of Business and Significant Accounting Policies

(1) Description of Business and Significant Accounting Policies

Dataram Corporation (“the Company”) is a developer, manufacturer and marketer of large capacity memory products primarily used in high-performance network servers and workstations. The Company provides customized memory solutions for original equipment manufacturers (OEMs) and compatible memory for leading brands including Dell, HP, IBM and Sun Microsystems. Additionally, the Company manufactures a line of memory products for Intel and AMD motherboard based servers. The Company has developed and currently markets a line of high-performance storage caching products.

The Company’s memory products are sold worldwide to OEMs, distributors, value-added resellers and end-users. The Company has one leased manufacturing facility in the United States with sales offices in the United States, Europe and Japan.

The Company is an independent memory manufacturer specializing in high-capacity memory and competes with several other large independent memory manufacturers as well as the OEMs mentioned above. The primary raw material used in producing memory boards is dynamic random access memory (DRAM) chips. The purchase cost of DRAMs is the largest single component of the total cost of a finished memory board. Consequently, average selling prices for computer memory boards are significantly dependent on the pricing and availability of DRAM chips.

Principles of Consolidation

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.

Liquidity

As discussed in Note 2, the Company entered into financing agreements to address short-term liquidity needs. Also, as discussed in Note 3, on May 11, 2011, the Company entered into a securities purchase agreement with certain investors and received approximately $3.0 million in net proceeds. Also, on April 2, 2012, the Company sold 13 patents and two patent applications for net proceeds of approximately, $4.1 million. Management estimates the cash provided by the securities purchase agreement and sale of the patents will more than offset the cash flows projected to be used in the Company’s operations in fiscal 2013. As such management has concluded that the Company’s short-term liquidity needs have been satisfied. There can be no assurance, however, that in the short-term, realized revenues will be in line with the Company’s projections. In order to satisfy long-term liquidity needs, the Company will need to generate profitable operations and positive cash flows.

Cash and Cash Equivalents

Cash and cash equivalents consist of unrestricted cash and money market accounts.

Accounts Receivable

Accounts receivable consist of the following:

	April 30, 2012	April 30, 2011
Trade receivables	$2,621	$4,643
VAT receivable	184	212
Allowance for doubtful accounts and sales returns	(200)	(225)
	$2,605	$4,630

Inventories

Inventories, consisting of materials, labor and manufacturing overhead, are stated at the lower of cost or market, with cost determined by the first-in, first-out method.

Property and Equipment

Property and equipment is recorded at cost. Depreciation is computed on the straight-line basis. Depreciation and amortization rates are based on the estimated useful lives, which range from two to five years for machinery and equipment and five to six years for leasehold improvements. When property or equipment is retired or otherwise disposed of, related costs and accumulated depreciation and amortization are removed from the accounts. Depreciation and amortization expense related to property and equipment for the fiscal years ended April 30, 2012, 2011 and 2010 totaled $496, $632 and $556, respectively.

Repair and maintenance costs are charged to operations as incurred.

Long-Lived Assets

Long-lived assets, such as property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset. Assets to be disposed of would be separately presented in the consolidated balance sheets and reported at the lower of the carrying amount or fair value less cost to sell, and no longer depreciated. The Company considers various valuation factors, principally undiscounted cash flows, to assess the fair values of long-lived assets.

Intangible Assets and Goodwill

Intangible assets with determinable lives, other than customer relationships, are amortized on a straight-line basis over their estimated period of benefit, ranging from four to five years. Customer relationships are amortized over a two-year period at a rate of 65% of the gross value acquired in the first year subsequent to their acquisition and 35% of the gross value acquired in the second year. The Company evaluates the recoverability of intangible assets periodically and takes into account events or circumstances that warrant revised estimates of useful lives or that indicate that impairment exists.

All of the Company’s intangible assets with definitive lives are subject to amortization. During the third quarter of fiscal 2012, the XcelaSAN product was available for general release and generated approximately $8 of revenue, which was significantly lower than expected. The Company capitalized approximately $0.9 million of XcelaSAN development cost in the first six months of fiscal 2012. The Company capitalized approximately $1.5 million of XcelaSAN research and development costs in fiscal 2011. The Company determined in fiscal 2012’s third quarter based on the estimated future net realizable value for the expected periods of benefit that the carrying value of capitalized software development cost was impaired. As such, approximately $2.4 million of capitalized software development cost was written down to zero. Goodwill is tested for impairment on an annual basis and between annual tests if indicators of potential impairment exist, using a fair-value-based approach. The date of the annual impairment test is March 1. There has been no impairment of Goodwill in any of the periods presented.

The Company estimates that it has no significant residual value related to its intangible assets. Intangible assets amortization expense was $164 for fiscal year 2012, $407 for fiscal year 2011 and $637 for fiscal year 2010. As of April 30, 2012, the components of finite-lived intangible assets acquired are as follows:

	Gross	Weighted		Net
	Carrying	Average	Accumulated	Carrying
	Amount	Life	Amortization	Amount
Customer relationships	$758	2 Years	$758	$0
Trade names	733	5 Year	451	282
Non-compete agreement	68	4 Years	53	15
	$1,559		$1,262	$297

As of April 30, 2011, the components of finite-lived intangible assets acquired were as follows:

	Gross	Weighted		Net
	Carrying	Average	Accumulated	Carrying
	Amount	Life	Amortization	Amount
Customer relationships	$758	2 Years	$758	$0
Trade names	733	5 Years	305	428
Non-compete agreement	68	4 Years	36	32
Software development costs	1,480			1,480
	$3,039		$1,099	$1,940

The following table outlines the estimated future amortization expense related to intangible assets:

Year ending April 30:

2013	$163
2014	134
$297

Revenue Recognition

Revenue is recognized when title passes upon shipment of goods to customers. The Company’s revenue earning activities involve delivering or producing goods. The following criteria are met before revenue is recognized: persuasive evidence of an arrangement exists, shipment has occurred, selling price is fixed or determinable and collection is reasonably assured. The Company does experience a minimal level of sales returns and allowances for which the Company accrues a reserve at the time of sale. Estimated warranty costs are accrued by management upon product shipment based on an estimate of future warranty claims.

Engineering and Research and Development

Research and development costs are expensed as incurred, including Company-sponsored research and development and costs of patents and other intellectual property that have no alternative future use when acquired and in which we had an uncertainty of receiving future economic benefits. Development costs of a computer software product to be sold, leased, or otherwise marketed are subject to capitalization beginning when a product’s technological feasibility has been established and ending when a product is available for general release to customers. Technological feasibility of a computer software product is established when all planning, designing, coding and testing activities that are necessary to establish that the product can be produced to meet its design specifications (including functions, features and technical performance requirements) are completed. The Company had been developing computer software for its XcelaSAN storage caching product line. On November 4, 2010, the Company determined that technological feasibility of the product was established, and development costs subsequent to that date have been capitalized. Prior to November 4, 2010, the Company expensed all development costs related to this product line. In the third quarter of fiscal 2012 when the product was made available for general release to customers, the Company discontinued capitalizing development costs.

During the third quarter of fiscal 2012, the XcelaSAN product was available for general release and generated approximately $8 of revenue, which was significantly lower than expected. The Company capitalized approximately $0.9 million of XcelaSAN development cost in the first six months of fiscal 2012. The Company capitalized approximately $1.5 million of XcelaSAN research and development costs in fiscal 2011. The Company determined in fiscal 2012’s third quarter based on the estimated future net realizable value for the expected periods of benefit that the carrying value of capitalized software development cost was impaired. As such, approximately $2.4 million of capitalized software development cost was written down to zero.

Advertising

Advertising is expensed as incurred and amounted to $223, $228, and $389 in fiscal year 2012, fiscal year 2011 and fiscal year 2010, respectively.

Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes in accordance with the provisions of the Expenses – Income Taxes Topic of the FASB ASC. Under the asset and liability method, deferred income tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The Company considers certain tax planning strategies in its assessment as to the recoverability of its tax assets. Deferred income tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in earnings in the period that the tax rate changes. The Company recognizes, in its consolidated financial statements, the impact of a tax position, if that position is more likely than not to be sustained on audit, based on the technical merits of the position.  There are no material unrecognized tax positions in the financial statements.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company maintains its cash and cash equivalents in financial institutions and brokerage accounts. To the extent that such deposits exceed the maximum insurance levels, they are uninsured. The Company performs ongoing evaluations of its customers’ financial condition, as well as general economic conditions and, generally, requires no collateral from its customers. At April 30, 2012 and 2011, amounts due from one customer totaled approximately 16% and 22%, respectively of accounts receivable.

In fiscal 2012, fiscal 2011 and fiscal 2010, the Company had sales to one customer that accounted for approximately 11% each year of revenues.

Net income (loss) per share

Basic net income per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share was calculated in a manner consistent with basic net income (loss) per share except that the weighted average number of common shares outstanding also includes the dilutive effect of stock options outstanding (using the treasury stock method).

The following presents a reconciliation of the numerator and denominator used in computing basic and diluted net loss per share.

	Year ended April 30, 2012
	Loss	Shares	Per share
	(numerator)	(denominator)	amount
Basic net loss per share-net loss and weighted average common shares outstanding	$(3,259)	10,625,713	$(.31)
Effect of dilutive securities-stock options	-	-	-

Diluted net loss per share -net loss weighted average common shares outstanding and effect of stock options	$(3,259)	10,625,713	$(.31)

	Year ended April 30, 2011
	Loss	Shares	Per share
	(numerator)	(denominator)	amount
Basic net loss per share-net loss and weighted average common shares outstanding	$(4,634)	8,923,268	$(.52)
Effect of dilutive securities-stock options	-	-	-
Diluted net loss per share-net loss weighted average common shares outstanding and effect of stock options	$(4,634)	8,923,268	$(.52)

	Year ended April 30, 2010
	Loss	Shares	Per share
	(numerator)	(denominator)	amount
Basic net loss per share-net loss and weighted average common shares outstanding	$(10,743)	8,890,914	$(1.21)
Effect of dilutive securities-stock options	-	-	-
Diluted net loss per share-net loss, weighted average common shares outstanding and effect of stock options	$(10,743)	8,890,914	$(1.21)

Diluted net loss per common share does not include the effect of options to purchase 1,795,900, 1,899,200 and 1,996,800 shares of common stock for the years ended April 30, 2012, 2011 and 2010, respectively, because they are anti-dilutive. Diluted net loss per common share for the year ended April 30, 2012 also does not include the effect of warrants to purchase 1,331,250 of common shares because they are anti-dilutive.

Product Warranty

The majority of the Company’s products are intended for single use; therefore, the Company requires limited product warranty accruals. The Company accrues estimated product warranty cost at the time of sale and any additional amounts are recorded when such costs are probable and can be reasonably estimated.

	Balance	Charges to			Balance
	Beginning	Costs and			End
	of Year	Expenses	Other	Deductions	of Year
Year Ended
April 30, 2012	$79	6	-	(6)	$79

Year Ended
April 30, 2011	$79	1	-	(1)	$79

Year Ended
April 30, 2010	$79	6	-	(6)	$79

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including deferred tax asset valuation allowances and certain other reserves and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the consolidated financial statements in the period they are determined to be necessary. Some of the more significant estimates made by management include the allowance for doubtful accounts and sales returns, the deferred income tax asset valuation allowance and other operating allowances and accruals. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The fair value of financial instruments is determined by reference to market data and other valuation techniques as appropriate. The Company believes that there is no material difference between the fair value and the reported amounts of financial instruments in the consolidated balance sheets.

Stock-Based Compensation

At April 30, 2012, the Company has stock-based employee and director compensation plans, which are described more fully in Note 6. New shares of the Company’s common stock are issued upon exercise of stock options.

The accounting for transactions in which an enterprise receives employee services in exchange for (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments are accounted for using a fair value-based method with a recognition of an expense for compensation cost related to share-based payment arrangements, including stock options and employee stock purchase plans.

The Company’s consolidated statement of operations for fiscal year ended April 30, 2012 includes $451 of stock based compensation expense. Stock based compensation expense is recognized in the results of operations on a ratable basis over the vesting periods. These stock option grants have been classified as equity instruments, and as such, a corresponding increase has been reflected in additional paid-in capital in the accompanying balance sheet as of April 30, 2012. In fiscal 2011 and fiscal 2010, stock-based compensation expense totaled $610 and $918, respectively. A corresponding increase is reflected in additional paid-in capital for these years. The fair value of each stock option granted is estimated on the date of grant using the Black-Scholes option pricing model.

A summary of option activity for the fiscal year ended April 30, 2012 is as follows:

		Weighted	Weighted average	Aggregate
		average	remaining	intrinsic
	Shares	exercise price	contractual life	value(1)

Balance April 30, 2011	1,849,200	$2.88	5.91	$88

Granted	288,000	$1.10	-	-
Exercised	-	-	-	-
Expired	(391,300)	$3.97	-	-

Balance
April 30, 2012	1,745,900	$2.34	5.29	-

Exercisable
April 30, 2012	1,167,900	$2.62	5.43	-

Expected to vest
April 30, 2012	1,659,000	$2.34	5.29	-

(1) These amounts represent the difference between the exercise price and the closing price of Dataram common stock as of the end of the reporting period, $1.04 on April 30, 2012 as reported on the NASDAQ Stock Market. There are nil in-the-money options outstanding at April 30, 2012.

During fiscal 2012, 296,000 options completed vesting. As of April 30, 2012, there was $218 of total unrecognized compensation expense related to stock options. This expense is expected to be recognized over a weighted average period of approximately eight months. At April 30, 2012, 200,000 shares were authorized for future grant under the Company’s stock option plans.

The fair value of each stock option granted during the year is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions:

	2012	2011	2010
Expected life (years)	3.0 to 3.3	3.0 to 6.0	3.0 to 6.0
Expected volatility	77%	56% to 79%	56%
Expected dividend yield	-	-	-
Expected forfeiture rate	5.0%	5.0%	5.0%
Risk-free interest rate	0.5% to 0.6%	0.7% to 2.9%	1.6% to 2.8%
Weighted average fair value of options granted during the year	$0.56	$1.07	$2.55

 The expected life represents the period that the Company’s stock-based awards are expected to be outstanding and was calculated using the simplified method pursuant to SEC Staff Accounting Bulletin (SAB) Nos. 107 and 110. Expected volatility is based on the historical volatility of the Company’s common stock using the daily closing price of the Company’s common stock, pursuant to SAB 107. Expected dividend yield assumes the current dividend rate remains unchanged. Expected forfeiture rate is based on the Company’s historical experience. The risk-free interest rate is based on the rate of U.S Treasury zero-coupon issues with a remaining term equal to the expected life of the option grants.

Goodwill:

On March 31, 2009, the Company acquired the assets of MMB for cash plus contingent consideration. The excess of consideration paid over the net assets acquired is recorded as goodwill. We are obligated under the Asset Purchase Agreement to make contingent payments based on the earnings of MMB through March 31, 2013. The contingent purchase price amount for the acquisition in the fiscal year ended April 30, 2012 totaled $211 and is recorded as an addition to goodwill. The cumulative contingent purchase amount for the acquisition through April 30, 2012 totaled $2.4 million.

Following are details of the changes in our goodwill balances during the fiscal years ended April 30, 2012 and 2011:

	Fiscal year	Fiscal year
	ended	ended
	April 30, 2012	April 30, 2011
Beginning balance	$1,242	$754
Contingently payable acquisition purchase price	211	488
Ending balance	$1,453	$1,242

We test goodwill for impairment annually on March 1, using a fair value approach.